As filed with the Securities and Exchange Commission on February 24, 1997
                                                  Registration No. 333-
                                                                       ---------


                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                 --------------

                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                           BUTLER INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

Maryland                                                                     06-1154321
(State or other jurisdiction of                                              (I.R.S. Employer
incorporation or organization)                                               Identification No.)

                               110 Summit Avenue
                              Montvale, NJ  07645
                                  201/573-8000
         (Address, Including Zip Code, and Telephone Number, Including
            Area Code, of Registrant's Principal Executive Offices)

                     BUTLER SERVICE GROUP, INC. 401(K) PLAN
                            (Full title of the Plan)
                                ---------------
                                Warren F. Brecht
                                   Secretary
                               110 Summit Avenue
                          Montvale, New Jersey  07645
                                  201/573-8000
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                ---------------

                                    Copy to:
                            Maura Ann McBreen, Esq.
                                Baker & McKenzie
                            130 East Randolph Drive
                            Chicago, Illinois 60601
                                 (312) 861-8000

                        CALCULATION OF REGISTRATION FEE


                          Proposed              Proposed                  Proposed
Title of                  Maximum               Maximum                   Maximum
Securities                Amount to             Offering                  Aggregate                Amount of
to be                     be Regis-             Price Per                 Offering                 Registra-
Registered  (1)           tered                 Share(2)                  Price (2)                tion Fee
----------                --------              ---------                 ---------                ---------
Common                    833,334               $12.375                   $10,312,508              $3125.00
Stock, $.001              Shares
Par Value



(1) Pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan(s) described herein.

(2) Pursuant to Rule 457(c) under the Securities Act of 1933, as amended, the proposed maximum offering price per share and the proposed maximum aggregate offering price are estimated solely for purposes of calculating the registration fee and are based upon the average of the high price of $12 1/2 and low price of $12 1/4 of the Common Stock of the Registrant on the NASDAQ National Market System on February 18, 1997.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

                     Registration of Additional Securities

         Pursuant to this Registration Statement, the Company hereby registers an additional 833,334 shares of common stock for issuance pursuant to the Butler Service Group, Inc. 401(k) Plan (the "Plan").

         Pursuant to general instruction E of Form S-8, this Registration Statement incorporates by reference the contents of the Registrant's Registration Statement on Form S-8, Registration No. 33-40977, filed with the Securities and Exchange Commission on May 31, 1991, and all post-effective amendments thereto. Pursuant to general instruction E of Form S-8, all other information otherwise required to be filed in this Registration Statement is not required to be filed in this Registration Statement.


Item  8.  EXHIBITS

     5(ii)(b).  Copy of Internal Revenue Service determination letter.

     23.  Independent Accountants' Consent.

     24.  Power of Attorney (contained on the signature page hereof).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Montvale, State of New Jersey, on the 24th day of February, 1997.


                                   BUTLER INTERNATIONAL, INC.

                                   By: /s/ Warren F. Brecht
                                      ---------------------
                                        Warren F. Brecht
                                        Senior Vice President
                                        and Secretary


         Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Montvale, State of New Jersey, on the 24th day of February, 1997.


                                   BUTLER SERVICE GROUP, INC. 401(K) PLAN



                                   By: /s/ Warren F. Brecht
                                      ---------------------
                                        Warren F. Brecht
                                        Member of the Administrative
                                        Committee of the
                                        Butler Service Group,
                                        Inc. 401(k) Plan

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Warren F. Brecht his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on the date and in the capacities indicated.


Signature                                          Title                                      Date
---------                                          -----                                      ----
                                                   Chairman of the Board of
                                                   Directors, President and
                                                   CEO                                        February 24, 1997
/s/ Edward M. Kopko                                (Principal Executive
----------------------------                         Officer)
Edward M. Kopko



/s/ Warren F. Brecht                               Senior Vice President and                  February 24, 1997
---------------------------                        Secretary
Warren F. Brecht


                                                   Senior Vice President,                     February 24, 1997
                                                     Finance and Treasurer
/s/ Michael C. Hellriegel                          (Principal Financial and
--------------------------                           Accounting Officer)
Michael C. Hellriegel



                                                                                              February __, 1997
---------------------------
John F. Hegarty                                    Director


/s/ Frederick H. Kopko, Jr.                                                                   February 24, 1997
---------------------------
Frederick H. Kopko, Jr.                            Director

/s/ Hugh G. McBreen                                                                           February 24, 1997
----------------------------
Hugh G. McBreen                                    Director



                                                                                              February __, 1997
----------------------------
Nikhil S. Nagaswami                                Director

                                 EXHIBIT INDEX


5(ii)(b).    Copy of Internal Revenue Service determination letter.

23.          Independent Accountants' Consent.

24.          Power of Attorney (contained on the signature page hereof).